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                                                                    EXHIBIT 10.4


                             AVANIR PHARMACEUTICALS
                              AMENDED AND RESTATED
                             1994 STOCK OPTION PLAN
                         (as amended September 11, 2001)

SECTION 1. ESTABLISHMENT AND PURPOSE.

        The Plan was established in 1994 to offer selected employees, directors, advisors and consultants an opportunity to acquire a proprietary interest in the success of AVANIR Pharmaceuticals, a California corporation (the "Company"), or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISO's intended to qualify under section 422 of the Code. The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act.

SECTION 2. DEFINITIONS.

        (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

        (b)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Committee" shall mean a committee of the Board of Directors consisting of Nonemployee Directors as appointed by the Board of Directors from time to time; or, if no such committee is appointed, all members of the Board of Directors who are not employees of the Company, in either case, as described in
Section 3(a).

        (d) "Company" shall mean AVANIR Pharmaceuticals, a corporation organized under the laws of the State of California.

        (e) "Consultant" shall mean any individual who is (i) a member of the Board of Directors but who is not an Employee, (ii) in affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary or (iv) an independent contractor who performs services for the Company or a Subsidiary.

        (f) "Employee" shall include every individual performing Service to the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in Section 3401(c) of the Code and the applicable regulations thereunder.

        (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (h) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

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        (i)    "Fair Market Value" shall mean the market price of Stock,
determined by the Committee as follows:

               (i) If Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date;

               (ii) If Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system for such date;

               (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transaction report for such date; and

               (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate, or with respect to the determination of Fair Market Value in connection with the exercise of any Options granted to Nonemployee Directors under Section 4(b) of this Plan, by an independent appraiser, selected by the Committee in its sole discretion.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

        (j) "ISO" shall mean an incentive stock option described in section 422(b) of the Code.

        (k) "Nonemployee Director" shall mean a member of the Board of Directors who (i) is not currently an officer or employee of the Company or a parent or subsidiary of the Company, (ii) has not received compensation for serving as a consultant or in any other non-director capacity or had an interest in any transaction with the Company or a parent or subsidiary of the Company that would exceed the $60,000 threshold for which disclosure would be required under Item 404(a) of Regulations S-K, or (iii) has not been engaged through another party in a business relationship with the Company which would be disclosable under Item 404(b) of Regulation S-K. If the Board of Directors determines that compliance with Section 162(m) of the Code is desirable, then the term "Nonemployee Director" shall also be interpreted to satisfy the definition of "outside director" under Section 162(m) and applicable regulations issued pursuant thereto.

        (l) "Nonstatutory Option" shall mean a stock option not described in sections 422(b) or 423(b) of the Code.

        (m) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

        (n)    "Optionee" shall mean an individual who holds an Option.


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        (o)    "Plan" shall mean this Amendment Number Three to the AVANIR
Pharmaceuticals 1994 Stock Option Plan (and subsequent amendments thereto).

        (p)    "Service" shall mean service as an Employee or Consultant.

        (q) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

        (r)    "Stock" shall mean the Class A Common Stock of the Company.

        (s) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

        (t) "Stock Purchase Agreement" shall mean the Notice of Exercise and Stock Purchase Agreement to be delivered by an Optionee to the Company upon exercise of an Option.

        (u) "Subsidiary" shall mean any corporation, if the Company and/or one ore more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

        (v) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3. ADMINISTRATION.

        (a) Committee Membership. The Plan shall be administered by the Committee. The Committee shall consist only of Nonemployee Directors of the Company and shall have at least two members. The Committee shall meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act. The Board of Directors may appoint a separate committee of the Board of Directors, composed of one ore more directors of the Company who need not be Nonemployee Directors, who may administer the Plan with respect to Employees or Consultants who are not officers or directors of the Company or incoming new directors of the Company, may grant Options under the Plan to such persons and may determining the timing, number of Shares subject to such Options and other terms of such grants.

        (b) Committee Procedures. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.


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        (c)    Committee Responsibilities. Subject to the provisions of the
Plan, and without further approval of the Board of Directors, the Committee shall have full authority and discretion to take the following actions:

               (i)    To interpret the Plan and to apply its provisions;

               (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

               (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

               (iv) To determine when Options are to be granted under the Plan;

               (v)    To select the Optionees;

               (vi) To determine the number of Shares to be made subject to each Option;

               (vii) To prescribe the terms and conditions of each Option, including without limitation, the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

               (viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement;

               (ix) To accelerate or defer, with the consent of the Optionee, the exercise date of any Option;

               (x) With the consent of the Optionee, to reprice, cancel and regrant, or otherwise adjust the Exercise Price of an option previously granted by the Committee;

               (xi) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

               (xii) To take any other actions deemed necessary or adviseable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees, and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any other right to acquire Shares under the Plan.


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SECTION 4. ELIGIBILITY.

        (a) General Rule. Only Employees, Nonemployee Directors and Consultants shall be eligible to receive Options. In addition, only Employees shall be eligible for the grant of ISO's.

        (b) Nonemployee Directors. Any other provisions of the Plan notwithstanding (including, without limitation, Section 3(d)), options to be granted to the participation of Nonemployee Directors shall be granted in accordance with the following conditions and be subject to the following restrictions:

               (i) Such individuals shall receive no Options other than Nonstatutory Options described in this Section 4(b);

               (ii) Each of such individuals shall receive annually one Option covering 10,000 Shares subject to adjustment under Section 8, which Option shall be granted as of the day next following the conclusion of the regular annual meeting of the Company's stockholders each year provided that such individual then serves on the Board of Directors;

               (iii)  The Exercise Price of the Options described in this
Section 4(b) shall be equal to the Fair Market Value on the date of the grant payable in cash;

               (iv) The term of the Options described in this Section 4(b) shall not exceed 10 years; and

               (v) The Options described in Section 4(b) shall become exercisable immediately upon the date of grant.

        (c) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of Share on the date of grant and (ii) such ISO by its terms is not exerciseable after the expiration of five years from the date of grant.

        (d) Attribution Rules. For purposes of Subsection (c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directory or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall be counted.

        (e) Outstanding Stock. For purposes of Subsection (c) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.


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SECTION 5. STOCK SUBJECT TO PLAN.

        (a) Basic Limitation. Shares subject to Options granted under the Plan shall be authorized but unissued Shares. The aggregate number of shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 2,000,000 Shares, subject to adjustment pursuant to Section 8. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

        (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocated to the unexercised portion of such Option or other right shall again be available for the purpose of the Plan.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

        (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

        (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

        (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, subject to the additional conditions of Section 4(d). The Exercise Price of a Nonstatutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

        (d) Withholding Taxes. The Company's obligation to deliver shares or cash upon the exercise of Options shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements. The Committee may, in its discretion and in accordance with the provision of this Section 6(d) and such supplemental rules as the Committee may from time to time adopt, provide any or all Optionees holding Non-statutory Options with the right to use Shares in satisfaction of all or part of the Federal, State and local income tax and employment tax liabilities incurred by such Optionees in connection with the exercise of their Options (the "Taxes"). The Optionee holding a Non-statutory Option may be provided with the election to have the Company withhold, from the Shares otherwise


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issuable upon the exercise of such Non-statutory Option, a portion of such
Shares with an aggregate Fair Market Value equal to the designated percentage (up to 100% as specified by the Optionee) of the applicable Taxes. Any such withholding election shall be subject to the following terms and conditions:

               (i) The election must be made on or before the date the amount of the Taxes incurred by the Optionee in connection with the exercise of the Option is determined (the "Tax Determination Date").

               (ii)   The election shall be irrevocable.

               (iii) The election shall be subject to the approval of the Committee and none of the Shares for which the Option is exercised shall be withheld in satisfaction of the Taxes incurred by the Optionee in connection with such exercise, except to the extent the election is approved by the Committee.

               (iv) The Shares withheld pursuant to the election shall be valued at Fair Market Value on the Tax Determination Date.

               (v) In no event may the number of Shares requested to be withheld exceed in value the dollar amount of Taxes incurred by the Optionee in connection with the exercise of the Non-statutory Option.

               (vi) If the withholding election is to be made by an Optionee who is at the time an officer or director of the Company subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act, then the following limitations, in addition to the preceding provisions of this Section 6(d), shall also be applicable:

                      (A) The election shall not become effective at any time prior to the expiration of the six month period measured from the later of the grant date of the Non-statutory Option to which such election pertains or the actual grant date of the withholding election, and no Shares shall accordingly be withheld in connection with any Tax Determination Date which occurs before the expiration of such six month period.

                      (B) The election must be effected in accordance with either of the following guidelines: (1) the election must be made six months or more prior to the Tax Determination Date, and (2) the exercise of such election and the exercise of the Non-statutory Option to which such election relates must occur concurrently within a quarterly "window" period. Quarterly window periods shall begin on the third business day following the date of public release of each quarterly or annual summary statement on the Company's sales and earnings and end on the earlier of the 12th business day following such release date or the Tax Determination Date.

                      (C)    The six month period specified in clauses (A) and
(B) shall not be applicable in the event of the Optionee's death or disability.


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        (e)    Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exerciseable. Except with respect to any Options granted to Nonemployee Directors under Section 4(b) of this Plan, the vesting of any Option shall be determined by the Committee in its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability or retirement or other events determined from time-to-time by the Committee. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(d). Subject to the preceding sentence and except with respect to any Options granted under Section 4(b), the Committee at its sole discretion shall determine when an Option is to expire. An Option shall be deemed exercised when the Company receives from the Optionee an executed Stock Purchase Agreement in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a dully authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of the stock certificate is issued, except as provided in Section 8 of this Plan. With respect to any ISO's granted under this Plan, the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Shares for which one or more options granted to any Employee under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exerciseable as ISO's during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extend the Employee holds two or more such options which becomes exerciseable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as ISO's shall be applied on the basis of the order in which such options are granted. To the extent such dollar limitation is exceeded in any one calendar year the Option shall nevertheless be exerciseable for the excess number of Shares as a Non-statutory Option.

        (f) Nontransferability. During an Optionee's lifetime, such Optionee's Option(s) shall be exerciseable only by him or her and shall not be transferable. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will or by the laws or descent and distribution.

        (g) Termination of Service (Except by Death). If an Optionee's Services terminates for any reason other than the Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (e) above;

               (ii) The date three months after the termination of the Optionee's Service for any reason other than Total and Permanent Disability; or


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               (iii)  The date twelve months after the termination of the
Optionee's Service by reason of Total and Permanent Disability.

        The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extend that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. For purposes of the foregoing provisions of this Section 6(g), the Optionee shall be deemed to be providing Service to the Company for so long as the Optionee renders Services on a periodic basis to the Company or a Subsidiary in the capacity of an Employee or Consultant. The Optionee shall be considered to be an Employee for so long as the Optionee remains in the employ of the Company or Subsidiary.

        (h) Leaves of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue which the Optionee is on military leave, sick leave or other bona fide leave of absences (as determined by the Committee.) The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

        (i) Death of Optionee. If an Optionee dies while he or she is providing Service to the Company, then such Optionee's Option(s) shall expire on the earlier of the following dates:

               (i) The expiration date determined pursuant to Subsection (e) above; or

               (ii)   The date twelve months after the Optionee's death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent such Option(s) had become exercisable before the Optionee's death or became exerciseable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

        (j) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 8.

        (k) Modification, Extension and Renewal of Options. Within the limitations of the Plan (and except with respect to the Options granted to Nonemployee Directors under Section


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4(b)), the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

        (l) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first offer and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

        (m) Rule 16b-3. Options granted to persons who are subject to Section 16 of the Exchange Act must company with the applicable provisions of Rule 16b-3 promulgated therein and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions, provided, however, that this provision shall not apply if at the time of such option grant the Plan, as it relates to such grant, is not administered by a Committee consisting solely of Nonemployee Directors.

SECTION 7. PAYMENT FOR SHARES.

        (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

               (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b),
(c) or (d) below.

               (ii) In the case of a Nonstatutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c) or (d) below.

        (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

        (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.


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        (d)    Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8. ADJUSTMENT OF SHARES.

        (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the value of Stock, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Options to be awarded to Nonemployee Directors under Section 4(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

        (b) Reorganizations. In the event of any of the following transactions (a "Corporate Transaction"):

               (i) a merger or acquisition involving the Company in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

               (ii) sale, transfer or other disposition of all or substantially all of the assets of the Company or

               (iii) any other corporate reorganization or business combination in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to different holders in a single transaction or a series of related transactions, then the exercisability of each Option outstanding under the Plan shall be automatically accelerated so that each such Option shall immediately prior to the specified effective date for the Corporate Transaction, become fully exerciseable with respect to the total number of Shares purchasable under such Option and may be exercised for all or any portion of such Shares. However, an outstanding Option under the Plan shall not be so accelerated if (i) such Option is, in connection with this Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such Option is to be replaced by a comparable cash incentive program of the successor corporation based on the value of the option at the time of the Corporate Transaction, or (iii) the acceleration of such Option is subject to other applicable limitations imposed by the Committee at the time of the grant. The determination of comparability under clauses (i) or (ii) above shall be made by the Committee and its determination shall be final, binding and conclusive. In connection with any such Corporate Transaction, the exercisability as an incentive stock option under the federal tax laws of any accelerated Options under the Plan shall remain subject to any applicable dollar limitation of Section 6(e). Except as provided


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below in this Subsection (b), upon the consummation of the Corporate
Transaction, all outstanding Options under the Plan shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding. If the Company is the surviving entity in any Corporate Transaction or the outstanding Options are to be assumed in connection with such Corporate Transaction, then each Option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would be issuable to the Optionee, upon consummation of such Corporate Transaction if the Option were exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable for such Option shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction shall be appropriately adjusted. The grant of Options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        (c) Reservation of Rights. Except as provided in this Section 8, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9. SECURITIES LAWS.

        Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 10. NO EMPLOYMENT RIGHTS.

        No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant or in any way to amend, modify, waive or terminate the Company's (or its Subsidiary's) right to terminate any person's Service at any time and for any reason.

SECTION 11. DURATION AND AMENDMENTS.

        (a) Term of the Plan. The Plan, as set forth herein, shall become effective January 14, 1994, the date the Board of Directors adopted the Plan. Notwithstanding the foregoing, no Option granted under the Plan shall become exerciseable unless and until the Plan shall have


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

been approved by the shareholders of the Company. The Plan shall terminate automatically 10 years after its initial adoption by the Board of Directors on January 14, 2004, and may be terminated on any earlier date pursuant to Subsection (b) below.

        (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which (i) materially increases the number of Shares available for issuance under the Plan (except as provided in Section 8); (ii) materially changes the class of persons who are eligible for the grant of ISO's; or (iii) if required by Rule 16b-3 (or any successor) under the Exchange Act, would materially increase the benefits accruing to participants under the Plan or would materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Company's stockholders by the affirmative vote of the holders of a majority of the securities of the Company present, or represented and entitled to vote at a duly held stockholders' meeting. Stockholder approval shall not be required for any other amendment of the Plan. Notwithstanding the foregoing, Section 4(b) of this Plan may not be amended more than once in any six-month period other than to conform with changes in the Code or the Employee Retirement Income Security Act, as amended.

        (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.


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

SECTION 12. EXECUTION.

        To record the adoption of this Plan by the Board of Directors, as amended on September 11, 2001, the Company has caused its authorized officer to execute the same.

                                        AVANIR PHARMACEUTICALS,
                                        a California corporation


                                        By: /s/ Gregory P. Hanson
                                            ------------------------------------
                                            Gregory P. Hanson, Secretary



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